                                                                    EXHIBIT 99.4

P
R
O
X
Y
                                TIME WARNER INC.

             Proxy Solicited on Behalf of the Board of Directors of
         Time Warner Inc. for the Special Meeting on [          ], 2000


The undersigned hereby constitutes and appoints Christopher P. Bogart,
Joseph A. Ripp and John A. LaBarca, and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Special
Meeting of Stockholders of TIME WARNER INC. on [               ], 2000, and any
adjournment thereof, and to vote on the matters indicated all the shares of Common Stock which the undersigned would be entitled to vote if personally present.

                                 ----------------------------------------------
                                 Please mark, sign and date this Proxy Card on the reverse side and return it promptly using the enclosed reply envelope or submit your proxy by telephone or the Internet.
                                 ----------------------------------------------

                                        (Continued, and to be completed
                                                on reverse side)

This proxy when properly executed will be voted in the manner directed herein. If no    [X]  Please mark
 direction is made, this proxy will be voted FOR proposal 1.                                 your votes
                                                                                              this way

The Board of Directors recommends a vote FOR proposal 1.

                                    FOR  AGAINST  ABSTAIN
1.  Approval of the Second Amended  [ ]    [ ]      [ ]     ***If you wish to submit
   and Restated Agreement and Plan                             your proxy by
           of Merger.                                          telephone or
                                                               Internet, see the
                                                               instructions below***
2.  In their discretion, upon such other                  MEETING ATTENDANCE
 matters as may properly come                    Please mark this box if you plan to    [ ]
 before the Special Meeting or any                   attend the Special Meeting
 postponement or adjournment
 thereof.

                                                            ADDRESS CHANGE              [ ]
                                                   Please mark this box if you have
                                                    indicated an address change.

                                               Receipt is hereby acknowledged of the Time
                                               Warner Inc. Notice of Special Meeting and Joint
                                               Proxy Statement-Prospectus.

  Signature                                                   Date
            ------------------------------------------------       ------------
                                Signature

 NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

--------------------------------------------------------------------------------
[GRAPHIC]       SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET      [GRAPHIC]
                            QUICK *** EASY *** IMMEDIATE
--------------------------------------------------------------------------------

   YOUR VOTE IS IMPORTANT! - YOU CAN SUBMIT YOUR PROXY IN ONE OF THREE WAYS:

1. BY TELEPHONE:             Call toll-free 1-800-840-1208 in the U.S., Canada or Puerto Rico on a touch tone telephone
                                               24 hours a day--7 days a week

    There is NO CHARGE to you for this call.  Have your proxy card in hand.
   You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.
--------------------------------------------------------------------------------
    To vote FOR as the Board of Directors recommends on Proposal 1, press 1
--------------------------------------------------------------------------------
                   When asked, please confirm by Pressing 1.

                           To vote AGAINST, press 9;

                              To ABSTAIN, press 0.

                   When asked, please confirm by Pressing 1.

                                      or
                                      --

2. BY INTERNET:   Follow the instructions at our Website Address:
                    http://www.eproxy.com/twx

                                      or
                                      --

3. BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you submit a proxy by Internet or telephone, you must do so by
        4:00 p.m., New York time, on [ ], 2000 and THERE IS NO NEED TO
                          MAIL BACK your Proxy Card.

                              THANK YOU FOR VOTING.